Establishing a path towards PREMIUM T h r o u g h S u s t a i n a b l e G r o w t h … SECOND QUARTER 2022 INVESTOR UPDATE AUGUST 2, 2022

Cautionary Statement and Other Disclaimers 2 This presentation and the oral statements made in connection herewith contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this presentation and the oral statements made in connection herewith are forward-looking statements made in good faith by CenterPoint Energy, Inc. (“CenterPoint Energy” or the “Company”) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements concerning CenterPoint Energy’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings and guidance, growth, impact of COVID- 19, costs, prospects, capital investments or performance or underlying assumptions and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation and the oral statements made in connection herewith include statements about capital investments (including with respect to expected updates to our 10-year capital plan, renewables projects, mobile generation spend and the City of Houston’s Master Energy Plan and Resilient Now), the impacts of the February 2021 winter storm event on our business and service territories and the recovery and timing of recovery of associated gas costs, future earnings and guidance, including long-term growth rate, operations and maintenance expense reductions, financing plans (including the timing of any future equity issuances, credit metrics and parent level debt), the impact of disruptions to the global supply chain on our business, including our generation transition plan, the Company’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and impacts of the maturity of ZENS, tax planning opportunities (such as any potential use of the repairs expense deduction), future financial performance and results of operations, including with respect to regulatory actions and recoverability of capital investments, customer rate affordability, value creation, opportunities and expectations, and ESG strategy, including transition to Net Zero. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include, but are not limited to, risks and uncertainties relating to: (1) CenterPoint Energy’s business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses, including the completed sale of our Natural Gas businesses in Arkansas and Oklahoma, the exit from midstream, and the internal restructuring of certain subsidiaries which we cannot assure you will have the anticipated benefits to us; (2) industrial, commercial and residential growth in CenterPoint Energy’s service territories and changes in market demand; (3) CenterPoint Energy’s ability to fund and invest planned capital, and the timely recovery of its investments; (4) financial market and general economic conditions, including access to debt and equity capital and the effect on sales, prices and costs; (5) continued disruptions to the global supply chain and increases in commodity prices; (6) actions by credit rating agencies, including any potential downgrades to credit ratings; (7) the timing and impact of regulatory proceedings and actions and legal proceedings, including those related to Houston Electric’s mobile generation; (8) legislative decisions, including tax and developments related to the environment such as global climate change, air emissions, carbon, waste water discharges and the handling of coal combustion residuals, among others, and CenterPoint Energy’s Net Zero and carbon emissions reduction goals; (9) the impact of the COVID-19 pandemic; (10) the recording of impairment charges; (11) weather variations and CenterPoint Energy’s ability to mitigate weather impacts, including impacts from the February 2021 winter storm event; (12) changes in business plans; (13) CenterPoint Energy’s ability to execute on its initiatives, targets and goals, including its Net Zero and carbon emissions reduction goals and operations and maintenance goals; and (14) other factors discussed CenterPoint Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and CenterPoint Energy’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022, including under “Risk Factors,” “Cautionary Statements Regarding Forward-Looking Information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Certain Factors Affecting Future Earnings” in such reports and in other filings with the Securities and Exchange Commission (“SEC”) by the Company, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC website at www.sec.gov. This presentation contains time sensitive information that is accurate as of the date hereof (unless otherwise specified as accurate as of another date). Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (GAAP), including presentation of income (loss) available to common shareholders and diluted earnings (loss) per share, the Company also provides guidance based on non-GAAP income and non-GAAP diluted earnings per share. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Please refer to the Appendix for detailed discussion of the use of non-GAAP financial measures presented herein.

Premium Value Proposition: Tracking Delivery

CenterPoint Energy

CNP Value Proposition

- Sustainable Growth for Shareholders
- Sustainable, Resilient, and Affordable Service for Customers
- Sustainable Positive Impact on our Environment

10-Year Plan Deliverables	Progress
Raising 2022 full-year guidance to $1.37-$1.39 non-GAAP EPS – 9% growth over 2021 at the midpoint; 5th raise under this management team	✓ 9 quarters of meeting/exceeding expectations
Targeting industry-leading growth of 8% non-GAAP EPS in 2023 and 2024 and mid to high-end of 6%-8% annually through 2030 (1)	✓ On track
Executing our 5-year capital plan of $19.3B (2), and executing 10-year Capital Plan of $40B+ (2), update expected to be provided on Q3 earnings call	✓ In Year 2 of 10-yr plan
Recycling capital utilizing >$3B in proceeds (3); No external equity issuance planned through 2030 (4)	✓ No issuance since May 2020 (4)
Now a pure-play regulated utility with a consistent track record of delivery (5)	✓ Achieved
Maintaining balance sheet health; long term FFO/Debt (6) target of 14%-15% through 2030	✓ On track
Keeping rates affordable; maintained O&M discipline(7), securitization rolling off or extending cost recovery (8), and customer growth (9)	✓ In Year 2 of 10-yr plan
Focused on achieving Net Zero Scope 1 emissions across all jurisdictions by 2035 goal; nearly 15 years ahead of peer average (10)	✓ On track

Note: Refer to slide 2 for information on forward-looking statements and slide 21 for information on non-GAAP EPS assumptions, non-GAAP measures and for the Net Zero disclaimer.

(1) Refers to non-GAAP EPS annual growth rate for 2022A – 2030E
(2) Refers to 5-year capital plan from 2021A to 2025E and 10-year capital plan from 2021A-2030E
(3) Refers to proceeds received from recent transactions, anticipated coal asset securitization proceeds, and cash savings from repairs tax deduction
(4) Not including small issuance through employee incentive plan and employee savings plan
(5) Over 95% of consolidated earnings are from regulated utility earnings
(6) Consistent with Moody's methodology; FFO is a non-GAAP measure
(7) O&M includes Electric and Natural Gas business, excludes utility costs to achieve, severance costs and amounts with revenue offsets.
(8) Securitization includes CEHE bonds ending by 2024 and proposed SIGECO bonds
(9) Internal projection through 2030
(10) Peer group includes operators owning large scale generation, including CMS, AEE, D, DTE, DUK, LNT, PPL, SO, WEC, XEL as of Analyst Day 2021

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4 Pure-Play Regulated Utility(5) Over 95% of consolidated earnings are from regulated utility operations (5) with a projected rate base composition that is ~62% electric. Execution of Generation Transition Plan Filed for securitization proceeds of $360M related to AB Brown coal plant in May; received approval for 460MW gas CT in June; received approval of 335MWs of solar PPAs Successful Execution of Capital Plan – Currently in Year 2 of Plan (2) 5-year $19.3B and 10-year $40B+ plan; Customers continue to identify incremental needs above current plan; Currently developing Houston regional master energy plan with incremental capital expected to be announced on Q3 earnings call Note: Refer to slide 2 for information on forward-looking statements and slide 21 for information on non-GAAP EPS assumptions and non-GAAP measures. CT – Combustion Turbine; PPA – Power Purchase Agreement (1) Refer to slide 16 and slide 18 for reconciliation of non-GAAP measures to GAAP measures. (2) Refers to 5-year capital plan from 2021A to 2025E and 10-year capital plan from 2021A-2030E (3) Internal projection through 2030 (4) Inclusive of Electric and Natural Gas business. Excluding utility costs to achieve, severance costs and amounts with revenue offsets. (5) Refers to percent of earnings as of June 30, 2022, and the projected year end 2022 rate base ….EXTENDING TRACK RECORD OF EXECUTION Continued Focus on Customer Affordability Next CEHE securitization rolls off bill in ’24 (~5% of current average residential customer bill) creates incremental bill headroom for our customers; 1% - 2% annual organic growth (3) ; 1% - 2% annual average O&M savings (4) Constructive Regulatory Environment Received financing order for winter storm related gas cost securitization in TX; filed securitization in Indiana (first of its kind in the state); no other rate cases anticipated until late 2023 Strong Second Quarter 2022 Results; Increasing 2022 Guidance Delivered non-GAAP EPS (1) of $0.31 for Q2; raised full-year guidance range of $1.36 - $1.38 to $1.37 - $1.39 non-GAAP EPS. Reiterate 8% annual non-GAAP EPS growth for 2023 and 2024 and mid to high-end of 6-8% annually through 2030 Takeaways...

Customer Affordability – Houston Electric

CenterPoint Energy

Average Monthly CEHE Charges (per 1,000 kWh)



$48[3]
$43
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022E

~1% average annual increase for Houston Electric charges on customer bills over the last 10 years

~2.6% average annual inflation rate for that same period

Future Bill Mitigants



Rates (Based on new capital plan)
Customer Growth
1-2% annual customer growth
EV-driven load growth
Structural Headroom
CEHE's Securitization bonds ending [1]
~5% reduction of vol. charge (2024)
O&M Discipline
1-2% O&M average reduction [2] per year
Effective Rates

....EXECUTING CAPITAL PLAN WHILE KEEPING RATES AFFORDABLE

Note: Refer to slide 2 for information on forward-looking statements.
(1) Refers to Houston Electric's securitization bonds. One tranche of storm restoration bonds and one tranche of transitions bonds remain, maturing in 2022 and 2024, respectively
(2) Projections based on internal forecast and are based on annual targets across all business segments. Excluding utility costs to achieve, severance costs and amounts with revenue offsets
(3) Based on a full year 2022 estimated and reflects: (a) 3 years of investment in distribution (DCRF) going into rates in Sept, (b) Transmission cost recovery factor, and (c) the removal of certain bill credits / refunds (Aug)

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Q2 2022 v Q2 2021 Non-GAAP EPS[(1)] Primary Drivers



$0.36
Midstream (2)
$0.08
Utility
$0.28
Q2 2021
Non-GAAP EPS
Weather / Usage
$0.03
Electric
▲$0.04 Weather and Usage
Natural Gas
▼$0.01 Weather and Usage
Growth and Rate Recovery
$0.02
Electric
▲$0.01 Growth
▲$0.03 Rate recovery
▼$0.01 D&A
Natural Gas
▲$0.01 Rate recovery
▼$0.01 D&A
▼$0.01 Other taxes
Ongoing Cost Management
$0.02
Electric
▼$0.005 Interest
Natural Gas
▼$0.005 Interest
Corporate
▼$0.01 Interest Expense (3)
Other
▲$0.01 Misc. revenue
▼$0.01 Income taxes (4)
Consolidated
$0.31
Q2 2022
Non-GAAP EPS

Note: Refer to slide 2 for information on forward-looking statements and slide 21 for information on non-GAAP Utility EPS, non-GAAP EPS assumptions and non-GAAP measures

(1) Refer to slide 16 and slide 18 for reconciliation of non-GAAP measures to GAAP measures

(2) Refer to slide 18 of the non-GAAP to GAAP reconciliation tables for Midstream related earnings which includes the effect of share dilution and associated allocation of Corporate & Other based upon relative earnings contribution. Reported under Discontinued Operations

(3) Primarily due to interest expenses previously allocated to midstream in 2Q 2021

(4) One time LA NOL benefit (-$0.03) in 2021 partially offset by net deferred tax benefit identified during the VUHI restructuring (+$0.02)

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Capital Expenditures by Segment…. FY 1Q 2Q FY 5-YR 10-YR 2021 2022 2022 2022E (3) Plan Plan Electric (4) ~$2.2B ~$0.7B ~$0.6B ~$2.7B $11.5B $23B+ Natural Gas ~$1.4B ~$0.3B ~$0.4B ~$1.6B $7.7B $16B+ Corporate and other ~$40M ~$2M ~$1M ~$10M $0.1B $0.2B Total Capital Expenditures (4) ~$3.6B ~$1.0B ~$1.0B ~$4.3B ~$19.3B $40B+ 7 Note: Refer to slide 2 for information on forward-looking statements (1) Refers to capital plan from 2021A to 2025E (2) Refers to capital plan from 2021A to 2030E (3) Represents 2022 capital estimated as of 06/30/2022 (4) Includes incremental and accelerated investments in 2021 and 2022 related to capital leases for mobile generation units above 2021 Analyst Day estimates and incremental CapEx in 2023 to offset the accelerated investments related to mobile generation. Current 5-Yr Plan (1) 10-Yr Plan (2) Incremental Capital ▪ Regional master energy plan including the “Resilient Now” collaboration with City of Houston could lead to further investments ▪ Plan to provide incremental updates on 3Q 2022 earnings call ▪ ~$1B of additional reserve capital ….EXECUTING YEAR 2 OF PLAN WITH POTENTIAL INCREMENTAL UPSIDE

Rate Case Update ▪ Minnesota Rate Case Settlement: ▪ $48.5M Revenue increase ▪ 9.39% ROE ▪ Subject to MPUC review; Order expected by end of 2022 ▪ $42M Interim rates went into effect 1/1/2022 ▪ Texas DCRF Settlement: ✓ Filed in April with ~$146M Net Revenue Requirement ✓ ~$78M traditional DCRF settlement agreed in July (excluding mobile generation) ▪ Filed amended DCRF for mobile generation only on July 1 Indiana IRP Update ▪ Electric CPCNs: ✓ 400 MW Solar: Approved in October 2021 ▪ BTA downsizing from 300 MW to 200 MW ▪ PPA remains at 100 MW ✓ 130 MW Crosstrack Solar: Filed July 2021 ✓ 460 MW Gas CT: Approved (1) ✓ 335 MW Solar PPAs: Approved in April (2) ▪ Next IRP filing – target 2023 Securitization and other Updates ▪ SIGECO anticipates costs to be securitized (related to coal facility retirements) ✓ Filed securitization application for $359M in May ▪ IURC currently reviewing and if approved, expect financing order either late 2022 or early 2023 ▪ Bonds anticipated to be issued Q1 2023 ▪ TX $1.1B to be securitized (balance related to incremental gas costs) ✓ Financing order approved ▪ Securitization expected in coming months 2022 ▪ MN $324M incremental gas costs to be recovered (3) ✓ Recovery over 63 months, started September 2021 ▪ Ongoing prudence case for all MN gas utilities ▪ ALJ order received; MPUC order expected Q3 2022 ….CONSTRUCTIVE ACROSS OUR FOOTPRINT Note: Refer to slide 2 for information on forward-looking statements. ALJ – Administrative Law Judge; BTA – Build-Transfer Agreement; CPCN – Certificate of Public Convenience and Necessity; CT – Combustion Turbine; DCRF – Distribution Cost Recovery Factor; IRP – Integrated Resource Plan; IURC – Indiana Utility Regulatory Commission; MPUC – Minnesota Public Utility Commission; PPA – Power Purchase Agreement; TPFA – Texas Public Finance Authority (1) A petition for rehearing and reconsideration has been filed with the IURC and notices of appeal of the petition have been filed with the Indiana Court of Appeals by certain third parties (2) See slide 15 for additional information regarding Solar PPAs. (3) $324M is remaining Minnesota balance as of 6/30/2022. Full amount of $409M is subject to ongoing prudence review. Key Regulatory Updates…. 8

VUHI Restructuring Update….

Four years in the making

- ✓ VUHI restructuring, combined with recent strategic proceeds, aligns with CNP goal of parent-to-total debt target of ~20%
- ✓ Greater scale and credit profile of CERC should benefit customers through lower future financing costs over the long term
  - ✓ Paid ~$700M of parent level debt now financed at CERC (more efficient funding)
  - ▪ Remaining balance of ~$640M expected to be repaid when SIGECO finances through first mortgage bonds
- ✓ VUHI restructuring is complete
  - ✓ $302M of VUHI notes exchanged for CERC notes
  - ✓ Restructuring executed on June 30

Next steps:

- – Issue new SIGECO first mortgage bonds to recapitalize and reduce intercompany borrowings between VUHI and CNP parent

Simplified reporting structure



CenterPoint Energy
Utility Holding
Houston Electric
CERC (1)
VUH
IGC
VEDO
SIGECO

…ALIGNED ORGANIZATIONAL STRUCTURE WITH MANAGEMENT AND FINANCIAL REPORTING

Note: Refer to slide 2 for information on forward-looking statements.

(1) CERC also directly owns Texas Gas, Minnesota Gas, Mississippi Gas, and Louisiana Gas LDCs

9

Contacts Jackie Richert Vice President Investor Relations and Treasurer Tel. (713) 207 – 9380 jackie.richert@centerpointenergy.com Ben Vallejo Director Investor Relations Tel. (713) 207 – 5461 ben.vallejo@centerpointenergy.com General Contact Tel. (713) 207 – 6500 https://investors.centerpointenergy.com/contact-us 10

Appendix 11

Regulatory Schedule

CenterPoint Energy

Limited regulatory risk in the near term

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
TX (E)	**No rate case until late '23 / early '24** – Two TCOS filings, DCRF filed in April											
IN (E)	No rate case until late 2023											
TX (G)	No rate case until late 2023											
MN (G) (Rate case)		IT	RT	EH	RB					FO	FO	FO
N. IN (G)				Phase 2 of GRC	Phase 2 of GRC	No rate case until post-2025						
OH (G)	No rate case until mid - 2024											
S. IN (G)				Phase 2 of GRC	Phase 2 of GRC	No rate case until post-2025						
LA (G)	No rate case until post-2025											
MS (G)	No rate case until post-2025											
CPCN (Posey)												
CPCN (CT)	EH					FO						
CPCN (Origis/den)					FO							
CPCN (Crosstrack)										EH	**FO early '23**	**FO early '23**

Revenue Requirement	ROE / Equity Ratio	'21 Rate Base (3)
N/A	9.40% / 42.5%	$9.0B
N/A	10.40% / 43.5%	$1.9B
N/A	9.64% / 55.5% (1)	$1.7B
$48.5M (2)	9.39% / N/A (2)	$1.6B
N/A	9.80% / 47%	$1.7B
N/A	N/A	$1.0B
N/A	9.70% / 45.7%	$0.5B
N/A	9.95% / 52.0%	$0.3B
N/A	9.81% / 50.0%	$0.2B
Total		$17.9B

IT Intervenor Testimony
RT Rebuttal Testimony
EH Evidentiary Hearing
RB Reply Briefs
FO Final Order
AF Amendment Filing

Note: Refer to slide 2 for information on forward-looking statements. TCOS – Transmission cost of service adjustment; DCRF – Distribution cost recovery factor; GRC – General rate case; CPCN – Certificate of Public Convenience and Necessity

(1) TX Gas regulatory metrics reflect jurisdictional average
(2) Represent settlement metrics per the latest rate case filing
(3) Represents the latest available information, may differ slightly from regulatory filings

12

Weather and Throughput Data

CenterPoint Energy

Electric

		2Q 2022	2Q 2021	2022 vs 2021
Throughput (in GWh)	Residential	10,036	8,323	21%
	Total	28,786	26,550	8%
Metered customers [1]	Residential	2,513,847	2,464,337	2%
	Total	2,837,246	2,783,856	2%
Weather vs Normal [2]	Cooling degree days	289	28	261
	Heating degree days	(19)	15	(34)
	Houston Cooling degree days	304	35	269
	Houston Heating degree days	(21)	10	(31)

Natural Gas

		2Q 2022	2Q 2021	2022 vs 2021
Throughput (in Bcf)	Residential	28	30	(7)%
	Commercial and Industrial	90	88	2%
	Total	118	118 [1]	0%
Metered customers [1]	Residential	3,919,079	4,343,863	(10)%
	Commercial and Industrial	295,487	351,363	(16)%
	Total	4,214,566	4,695,226 [1]	(10)%
Weather vs Normal [2]	Heating degree days	3	12	(9)
	Texas Heating degree days	(24)	18	(42)

…CEHE incremental margin per Houston CDD - ~$70k

Note: Data as of 6/30/2022

(1) End of period number of metered customers; Natural Gas throughput in Q2 2021 excluding Arkansas and Oklahoma was 104 Bcf, representing a 13% increase year over year. Natural gas metered customers in Q2 2021 excluding Arkansas and Oklahoma was 4,159,073, representing 1.3% growth year over year.

(2) As compared normal weather for service area. Normal weather is based on past 10-year weather in service area.

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Divested AR/OK LDC EPS History 14 Q1 Q2 Q3 Q4 FY 2022 Impact Non-GAAP EPS Impact (0.03) 0.00 0.03 (0.02) ($0.02) • On Analyst Day, we called out $0.02 for the full year impact to earnings • Divesting these assets has no anticipated impact to our 8% non-GAAP EPS growth for 2022 Note: Refer to slide 2 for information on forward-looking statements and slide 21 for information on non-GAAP EPS assumptions and non-GAAP measures (1) Arkansas and Oklahoma contributed 9 days of earnings in the first quarter of 2022

Indiana Generation Project Updates 15 59% 3% 38% T&D Coal Gen Natural Gas Projected Composition of Rate Base Project Structure Capacity (MW) Targeted In-service Status In Execution: Gas CT Ownership 460 Q4 2024 Approved Troy Solar Ownership 50 Q1 2021 In-service Posey Solar Ownership 200 Q4 2023 Approved / Rescoped Rustic Hills Solar PPA 100 (25 yrs) Q4 2023 Approved Vermillion Solar PPA 185 (15 yrs) Q4 2023 Approved Wheatland Solar PPA 150 (20 yrs) Q4 2023 Approved Crosstrack Solar Ownership 130 Q4 2024 Pending Approval In Process: Wind Ownership ~200 Q4 2024 Commercial Negotiations 61% 1% 38% T&D Coal Gen Natural Gas 2022E 2025E …EXECUTING OUR PLAN TO PROVIDE ~1GW OF RENEWABLES BY 2024 Note: Refer to slide 2 for information on forward-looking statements. ~62% Electric ~62% Electric

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance (1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. (2) Taxes are computed based on the impact removing such item would have on tax expense. Taxes related to the gas LDC sales, and the midstream-related earnings are booked proportionately by applying the projected annual effective tax rate percentage to income earned each quarter in accordance with GAAP. Additional tax expense related primarily to the write-off of non-deductible goodwill will be reflected in tax expense over the remainder of 2022 and excluded from non-GAAP EPS. (3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc. (4) Includes earnings and expenses related to ownership and disposal of Energy Transfer units, a corresponding amount of debt related to the units and an allocation of associated corporate overhead. 16 Quarter Ended June 30, 2022 Dollars in millions Diluted EPS (1) Consolidated income (loss) available to common shareholders and diluted EPS $ 179 $ 0.28 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $13) (2)(3) 49 0.08 Indexed debt securities (net of taxes of $14) (2) (52) (0.08) Midstream-related earnings (net of taxes of $1) (2)(4) (1) - Impacts associated with mergers and divestitures (net of taxes of $16) (2) 19 0.03 Consolidated on a non-GAAP basis $ 194 $ 0.31

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance (1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS (2) Taxes are computed based on the impact removing such item would have on tax expense. Taxes related to the gas LDC sales and the midstream-related earnings are booked proportionately by applying the projected annual effective tax rate percentage to income earned each quarter in accordance with GAAP. Additional tax expense related primarily to the write-off of non-deductible goodwill will be reflected in tax expense over the remainder of 2022 and excluded from non-GAAP EPS (3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc. (4) Includes earnings and expenses related to ownership and disposal of Energy Transfer units, a corresponding amount of debt related to the units and an allocation of associated corporate overhead. Includes costs associated with early extinguishment of $600 million debt at CenterPoint Energy, Inc. of approximately $35 million, net of taxes 17 Year-to-Date Ended June 30, 2022 Dollars in millions Diluted EPS (1) Consolidated income (loss) available to common shareholders and diluted EPS $ 697 $ 1.10 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $34) (2)(3) 130 0.21 Indexed debt securities (net of taxes of $36) (2) (135) (0.21) Midstream-related earnings (net of taxes of $13) (2)(4) (33) (0.05) Impacts associated with mergers and divestitures (net of taxes of $128) (2) (170) (0.27) Consolidated on a non-GAAP basis $ 489 $ 0.78

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance

CenterPoint Energy

Quarter Ended June 30, 2021

	Utility Operations		Midstream Investments (Disc. Operations)		Corporate and Other [4]		Consolidated	
	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]
Consolidated income (loss) available to common shareholders - diluted and diluted EPS	$ 199	$ 0.33	$ 51	$ 0.09	$ (29)	$ (0.05)	$ 221	$ 0.37
ZENS-related mark-to-market (gains) losses:								
Equity securities (net of taxes of $15) [2][3]	—	—	—	—	(60)	(0.10)	(60)	(0.10)
Indexed debt securities (net of taxes of $15) [3]	—	—	—	—	62	0.10	62	0.10
Impacts associated with gas LDC sales [2]	(11)	(0.02)	—	—	(6)	(0.01)	(17)	(0.03)
Cost associated with the early extinguishment of debt (net of taxes of $1) [2]	—	—	—	—	6	0.01	6	0.01
Impacts associated with the Vectren merger (net of taxes of $0) [2]	2	0.01	—	—	—	—	2	0.01
Corporate and Other Allocation	(25)	(0.04)	(2)	(0.01)	27	0.05	—	—
Consolidated on a non-GAAP basis	$ 165	$ 0.28	$ 49	$ 0.08	$ —	$ —	$ 214	$ 0.36

(1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. EPS figures for Utility Operations, Corporate and Other and Discontinued Operations are non-GAAP financial measures.

(2) Taxes are computed based on the impact removing such item would have on tax expense

(3) Comprised of common stock of AT&T Inc. and Charter Communications, Inc.

(4) Corporate and Other, plus income allocated to preferred shareholders

18

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance

CenterPoint Energy

Year-to-Date Ended June 30, 2021

	Utility Operations		Midstream Investments (Disc. Operations)		Corporate and Other [4]		Consolidated	
	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]
Consolidated income (loss) available to common shareholders - diluted and diluted EPS	$ 503	$ 0.84	$ 134	$ 0.22	$ (82)	$ (0.13)	$ 555	$ 0.93
ZENS-related mark-to-market (gains) losses:								
Equity securities (net of taxes of $11) [2][3]	—	—	—	—	(41)	(0.07)	(41)	(0.07)
Indexed debt securities (net of taxes of $10) [2]	—	—	—	—	41	0.07	41	0.07
Impacts associated with gas LDC sales [2]	(11)	(0.02)	—	—	(6)	(0.01)	(17)	(0.03)
Cost associated with the early extinguishment of debt (net of taxes of $7) [2]	—	—	—	—	27	0.05	27	0.05
Impacts associated with the Vectren merger (net of taxes of $1) [2]	4	0.01	—	—	—	—	4	0.01
Corporate and Other Allocation	(46)	(0.07)	(15)	(0.02)	61	0.09	—	—
Consolidated on a non-GAAP basis	$ 450	$ 0.76	$ 119	$ 0.20	$ —	$ —	$ 569	$ 0.96

(1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. EPS figures for Utility Operations, Corporate and Other and Discontinued Operations are non-GAAP financial measures.
(2) Taxes are computed based on the impact removing such item would have on tax expense
(3) Comprised of common stock of AT&T Inc. and Charter Communications, Inc.
(4) Corporate and Other, plus income allocated to preferred shareholders

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Regulatory Information Information Location Electric ▪ Estimated 2021 year-end rate base by jurisdiction ▪ Authorized ROE and capital structure by jurisdiction ▪ Definition of regulatory mechanisms ▪ Projected regulatory filing schedule Regulatory Information – Electric Natural Gas ▪ Estimated 2021 year-end rate base by jurisdiction ▪ Authorized ROE and capital structure by jurisdiction ▪ Definition of regulatory mechanisms ▪ Projected regulatory filing schedule Regulatory Information – Gas Estimated amortization for pre-tax equity earnings related to Houston Electric’s securitization bonds Regulatory Information – Electric (Pg. 8) Rate changes and Interim mechanisms filed Form 10-Q – Rate Change Applications section 20

Additional information 21 Use of Non-GAAP Financial Measures In this presentation and the oral statements made in connection herewith, CenterPoint Energy presents, based on diluted earnings per share, non-GAAP income, (in 2021) non-GAAP Utility earnings per share (“Utility EPS”) and (in 2022) non-GAAP earnings per share (“non-GAAP EPS”), as well as non-GAAP long-term funds from operations (“FFO”) which are not generally accepted accounting principles (“GAAP”) financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. 2021 Utility EPS included net income from the company’s Electric and Natural Gas segments, as well as after tax Corporate and Other operating income and an allocation of corporate overhead based upon Electric’s and Natural Gas’s relative earnings contribution. Corporate overhead consisted primarily of interest expense, preferred stock dividend requirements, and other items directly attributable to the parent along with the associated income taxes. Utility EPS excluded: (a) Earnings or losses from the change in value of the Company’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and related securities, (b) Earnings and losses associated with the ownership and disposal of midstream common and preferred units (including amounts reported in discontinued operations), net gain associated with the consummation of the merger between Enable and Energy Transfer, a corresponding amount of debt related to midstream common and preferred units, and an allocation of associated corporate overhead, (c) Cost associated with the early extinguishment of debt, (d) Impacts associated with Arkansas and Oklahoma gas LDC sales and (e) Certain impacts associated with other mergers and divestitures. 2022 non-GAAP EPS guidance excludes: (a) Earnings or losses from the change in value of ZENS and related securities, (b) Gain and impact, including related expenses, associated with Arkansas and Oklahoma gas LDC sales and (c) Income and expense related to ownership and disposal of Energy Transfer common and Series G preferred units, and a corresponding amount of debt related to the units. In providing this guidance, CenterPoint Energy does not consider the items noted above and other potential impacts such as changes in accounting standards, impairments or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. The 2022 non-GAAP EPS guidance range also considers assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings. To the extent actual results deviate from these assumptions, the 2022 non-GAAP EPS guidance range may not be met or the projected annual non-GAAP EPS growth rate may change. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share because changes in the value of ZENS and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control. The appendix to this presentation contains a reconciliation of income (loss) available to common shareholders and diluted earnings (loss) per share to the basis used in providing guidance. Management evaluates the Company’s financial performance in part based on non-GAAP income, (in 2021) Utility EPS, (in 2022) non-GAAP EPS and long-term FFO. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that Management believes do not most accurately reflect the Company’s fundamental business performance. These excluded items are reflected in the reconciliation tables, where applicable. CenterPoint Energy’s non-GAAP income, Utility EPS, non-GAAP EPS and long-term FFO non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, income available to common shareholders, diluted earnings per share (in the case of Utility EPS and non-GAAP EPS) and net cash provided by operating activities, which, respectively, are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. Net Zero Disclaimer While we believe that we have a clear path towards achieving our net zero emissions (Scope 1 and Scope 2) by 2035 goals, our analysis and path forward required us to make a number of assumptions. These goals and underlying assumptions involve risks and uncertainties and are not guarantees. Should one or more of our underlying assumptions prove incorrect, our actual results and ability to achieve net zero emissions by 2035 could differ materially from our expectations. Certain of the assumptions that could impact our ability to meet our net zero emissions goals include, but are not limited to: emission levels, service territory size and capacity needs remaining in line with Company expectations (inclusive of changes related to the sale of our Natural Gas businesses in Arkansas and Oklahoma); regulatory approval of Indiana Electric's generation transition plan; impacts of future environmental regulations or legislation; impacts of future carbon pricing regulation or legislation, including a future carbon tax; price, availability and regulation of carbon offsets; price of fuel, such as natural gas; cost of energy generation technologies, such as wind and solar, natural gas and storage solutions; adoption of alternative energy by the public, including adoption of electric vehicles; rate of technology innovation with regards to alternative energy resources; our ability to implement our modernization plans for our pipelines and facilities; the ability to complete and implement generation alternatives to Indiana Electric's coal generation and retirement dates of Indiana Electric's coal facilities by 2035; the ability to construct and/or permit new natural gas pipelines; the ability to procure resources needed to build at a reasonable cost, the lack of scarcity of resources and labor, the lack of any project cancellations, construction delays or overruns and the ability to appropriately estimate costs of new generation; impact of any supply chain disruptions; and enhancement of energy efficiencies. In addition, because Texas in an unregulated market, CenterPoint Energy’s Scope 2 estimates do not take into account Texas electric transmission and distribution assets in the line loss calculation and exclude emissions related to purchased power between 2024E-2026. CenterPoint Energy’s Scope 3 estimates are based on the total natural gas supply delivered to residential and commercial customers as reported in the U.S. Energy Information Administration (EIA) For EIA-176 reports and do not take into account the emissions and transport customers and emissions related to upstream extraction. Please also review the section entitled “Cautionary Statement and Other Disclaimers” included in this presentation